UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21374

PIMCO Income Strategy Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: July 31, 2013

Date of reporting period: April 30, 2013

Item 1. Schedule of Investments

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2013 (unaudited)

Principal Amount (000s)		Value*

CORPORATE BONDS & NOTES—43.7%
Airlines—2.5%
	American Airlines Pass-Through Trust (d),
$3,614	9.73%, 9/29/14	$4,093,196
1,861	10.18%, 1/2/13 (b)(e)	4,467,107
900	American Airlines, Inc., 10.50%, 10/15/12 (d)	1,066,500

		9,626,803

Banking—26.0%
2,600	AgFirst Farm Credit Bank, 7.30%, 5/15/13 (a)(b)(c)(f)(h) (acquisition cost-$2,225,000; purchased 2/26/10-4/15/10)	2,600,283
	Ally Financial, Inc.,
475	5.90%, 1/15/19-10/15/19	475,085
535	6.00%, 2/15/19-9/15/19	535,603
538	6.05%, 8/15/19-10/15/19	538,050
20	6.10%, 9/15/19	19,935
31	6.125%, 10/15/19	30,981
1,345	6.15%, 8/15/19-10/15/19	1,341,168
22	6.20%, 4/15/19	22,003
1,406	6.25%, 2/15/16-7/15/19	1,404,458
120	6.30%, 8/15/19	118,528
1,468	6.35%, 2/15/16-4/15/19	1,469,807
629	6.40%, 3/15/16-11/15/19	630,080
2,021	6.50%, 2/15/16-5/15/19	2,027,259
383	6.55%, 12/15/19	381,703
24	6.60%, 5/15/18-6/15/19	24,005
71	6.65%, 6/15/18-10/15/18	70,899
197	6.70%, 6/15/18-6/15/19	196,999
135	6.75%, 8/15/16-6/15/19	134,834
208	6.80%, 9/15/16-10/15/18	208,047
968	6.85%, 4/15/16-5/15/18	980,295
341	6.875%, 8/15/16-7/15/18	341,915
182	6.90%, 6/15/17-8/15/18	182,019
151	6.95%, 6/15/17	151,555
721	7.00%, 12/15/16-9/15/18	721,263
81	7.05%, 3/15/18-4/15/18	81,492
160	7.125%, 10/15/17	158,479
40	7.15%, 3/15/25	39,359
75	7.20%, 10/15/17	74,709
929	7.25%, 6/15/16-9/15/18	931,324
25	7.30%, 1/15/18	25,038
396	7.35%, 4/15/18	397,497
57	7.50%, 6/15/16	57,043
45	7.55%, 5/15/16	45,500
47	7.75%, 10/15/17	46,909
110	8.125%, 11/15/17	109,942
110	9.00%, 7/15/20	110,032
MXN 18,000	Bank of America Corp., 4.854%, 4/29/25 (e)(j)	1,780,642
£10,400	Barclays Bank PLC, 14.00%, 6/15/19 (f)	22,461,364
$600	BNP Paribas S.A., 7.195%, 6/25/37 (a)(c)(f)	642,750
€650	BPCE S.A., 9.00%, 3/17/15 (f)	917,878
$8,300	CIT Group, Inc., 4.75%, 2/15/15 (a)(c)	8,756,500
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	4,489,313

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

$9,400	11.00%, 6/30/19 (a)(c)(f)	$12,699,137
2,200	Credit Agricole S.A., 8.375%, 10/13/19 (a)(c)(f)	2,461,250
	LBG Capital No. 1 PLC,
€500	6.439%, 5/23/20	685,637
200	7.375%, 3/12/20	274,597
£300	7.588%, 5/12/20	496,295
4,800	7.867%, 12/17/19	7,951,908
2,400	7.869%, 8/25/20	4,002,050
$1,400	8.00%, 6/15/20 (a)(c)(f)	1,505,997
2,000	8.50%, 12/17/21 (a)(c)(f)	2,147,206
£900	11.04%, 3/19/20	1,659,585
	LBG Capital No. 2 PLC,
534	9.125%, 7/15/20	926,522
2,500	11.25%, 9/14/23	4,543,548
$3,300	Santander Finance Preferred S.A. Unipersonal, 10.50%, 9/29/14 (f)	3,547,177
£2,000	Santander Issuances S.A. Unipersonal, 7.30%, 7/27/19 (converts to FRN on 9/27/14)	3,248,054

		101,881,508

Diversified Financial Services—9.3%
$7,000	ILFC E-Capital Trust I, 4.68%, 12/21/65 (a)(c)(j)	6,335,000
	SLM Corp.,
6,200	8.00%, 3/25/20	7,190,642
12,200	8.45%, 6/15/18	14,388,326
8,200	Springleaf Finance Corp., 6.50%, 9/15/17	8,446,000

		36,359,968

Electric Utilities—0.2%
400	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(c)	437,000
1,100	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)(e)	27,444
400	PPL Capital Funding, Inc., 6.70%, 3/30/67 (converts to FRN on 3/30/17)	425,365

		889,809

Household Products/Wares—0.2%
800	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	868,000

Insurance—5.5%
2,000	American General Institutional Capital B, 8.125%, 3/15/46 (a)(c)	2,725,000
	American International Group, Inc.,
MXN 8,000	7.98%, 6/15/17	644,900
€1,000	8.00%, 5/22/68 (converts to FRN on 5/22/18)	1,563,879
4,700	8.00%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(h) (acquisition cost-$6,097,976; purchased 4/4/11-2/8/12)	7,350,230
£1,350	8.625%, 5/22/68 (converts to FRN on 5/22/18)	2,579,341
3,500	8.625%, 5/22/68 (converts to FRN on 5/22/18) (a)(b)(c)(h) (acquisition cost-$5,656,211; purchased 4/19/12-5/7/12)	6,687,182

		21,550,532

	Total Corporate Bonds & Notes (cost—$146,834,390)	171,176,620

MORTGAGE-BACKED SECURITIES—20.8%
$124	Banc of America Alternative Loan Trust, 6.00%, 1/25/36 CMO	99,738
	Banc of America Funding Trust, CMO,
4,483	6.00%, 8/25/36	4,546,295
2,580	6.00%, 3/25/37	2,365,133

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

	BCAP LLC Trust, CMO (a)(c)(j),
$1,200	4.81%, 3/26/37	$390,254
434	13.479%, 6/26/36	88,233
	Bear Stearns ALT-A Trust, CMO (j),
357	2.89%, 11/25/36	254,185
881	2.903%, 9/25/35	716,049
	Chase Mortgage Finance Trust, CMO,
12	2.902%, 12/25/35 (j)	11,184
1,262	6.00%, 2/25/37	1,166,992
859	6.00%, 7/25/37	788,329
2,274	6.25%, 10/25/36	2,145,794
223	Citicorp Mortgage Securities Trust, 5.50%, 4/25/37 CMO	230,638
	Countrywide Alternative Loan Trust, CMO,
378	5.50%, 3/25/35	353,582
169	5.50%, 3/25/36	132,923
468	5.75%, 1/25/35	446,727
1,865	5.815%, 4/25/36 (j)	1,388,218
454	6.00%, 2/25/35	454,239
2,894	6.00%, 5/25/36	2,302,974
1,371	6.00%, 4/25/37	1,101,980
1,128	6.00%, 8/25/37	780,651
900	6.25%, 11/25/36	785,948
1,857	6.25%, 12/25/36 (j)	1,522,326
519	6.50%, 8/25/36	397,394
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
90	2.797%, 2/20/35 (j)	86,322
665	5.50%, 10/25/35	670,763
869	5.75%, 3/25/37	785,880
574	6.00%, 5/25/36	537,460
703	6.00%, 2/25/37	669,646
169	6.00%, 4/25/37	153,757
960	6.25%, 9/25/36	835,436
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
531	6.00%, 2/25/37	493,154
1,395	6.75%, 8/25/36	1,080,715
	GSR Mortgage Loan Trust, CMO,
214	5.50%, 5/25/36	198,061
5,969	6.00%, 2/25/36	5,812,606
64	Harborview Mortgage Loan Trust, 3.023%, 7/19/35 CMO (j)	58,062
2,288	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37 CMO	1,447,672
	JPMorgan Alternative Loan Trust, CMO,
2,244	2.811%, 3/25/36 (j)	1,886,842
1,920	5.626%, 3/25/37 (j)	1,482,109
1,200	6.31%, 8/25/36	937,006
	JPMorgan Mortgage Trust, CMO,
708	2.841%, 2/25/36 (j)	637,824
1,303	5.00%, 3/25/37	1,188,987
674	5.27%, 1/25/37 (j)	582,796
117	5.75%, 1/25/36	111,073
350	6.00%, 8/25/37	310,969
1,770	Merrill Lynch Mortgage Investors Trust, 3.00%, 3/25/36 CMO (j)	1,285,514
4,324	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36 CMO (j)	3,213,102
	Residential Accredit Loans, Inc., CMO,
3,910	5.75%, 1/25/34	4,208,221
560	6.00%, 6/25/36	464,130

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

	Residential Asset Securitization Trust, CMO,
$1,197	5.75%, 2/25/36	$1,012,957
471	6.00%, 9/25/36	307,785
836	6.00%, 3/25/37	656,178
1,971	6.00%, 5/25/37	1,843,480
1,235	6.00%, 7/25/37	1,022,618
2,057	6.25%, 9/25/37	1,490,648
	Residential Funding Mortgage Securities I, CMO,
2,245	5.002%, 8/25/36 (j)	1,917,694
347	6.00%, 9/25/36	323,005
857	6.00%, 1/25/37	778,360
4,426	6.00%, 6/25/37	4,118,599
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
1,647	5.168%, 1/25/36	1,363,962
2,851	5.285%, 5/25/36	2,500,487
929	5.432%, 7/25/36	893,504
2,010	5.488%, 11/25/36	1,681,712
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,534	5.447%, 4/25/37	2,165,392
406	5.816%, 2/25/37	351,058
	WaMu Mortgage Pass-Through Certificates, CMO (j),
259	2.664%, 9/25/36	219,469
855	5.075%, 2/25/37	820,085
1,174	6.092%, 10/25/36	1,069,433
951	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 6.50%, 8/25/34 CMO	981,000
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,543	2.61%, 7/25/36 (j)	1,417,801
448	2.695%, 7/25/36 (j)	415,413
231	2.709%, 4/25/36 (j)	218,058
927	5.325%, 8/25/36 (j)	891,752
604	5.75%, 3/25/37	591,739
364	6.00%, 6/25/37	360,462
537	6.00%, 7/25/37	532,724

	Total Mortgage-Backed Securities (cost—$72,486,726)	81,553,268

Shares
PREFERRED STOCK (i)—3.4%
Banking—3.4%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (f)	2,677,000
90,200	CoBank ACB, 11.00%, 7/1/13, Ser. C (a)(b)(c)(f)(h) (acquisition cost-$4,973,200; purchased 8/31/10-2/1/11)	4,992,011
207,100	GMAC Capital Trust I, 8.125%, 2/15/40, Ser. 2	5,672,469

	Total Preferred Stock (cost—$12,740,707)	13,341,480

Principal Amount (000’s)
MUNICIPAL BONDS—2.8%
California—2.8%
$5,000	Golden State Tobacco Securitization Corp. Rev., 5.125%, 6/1/47, Ser. A-1	4,380,850
900	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,001,403
1,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	1,293,501
600	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	637,332
3,600	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	3,614,256

	Total Municipal Bonds (cost—$9,620,589)	10,927,342

PIMCO Income Strategy Fund Schedule of Investments

April 30, 2013 (unaudited)(continued)

Principal Amount (000s)		Value*

ASSET-BACKED SECURITIES—1.8%
$1,109	Asset-Backed Funding Certificates, 0.42%, 5/25/37 (a)(c)(j)	$995,314
289	Bear Stearns Asset-Backed Securities Trust, 6.50%, 10/25/36	239,715
3,500	Countrywide Asset-Backed Certificates, 0.76%, 12/25/35 (j)	3,135,888
1,008	GSAA Home Equity Trust, 6.295%, 6/25/36	666,215
520	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	521,721
250	Mid-State Trust IV, 8.33%, 4/1/30	266,261
814	Mid-State Trust VII, 6.34%, 10/15/36	860,306
631	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	499,012

	Total Asset-Backed Securities (cost—$6,670,733)	7,184,432

SOVEREIGN DEBT OBLIGATIONS—0.2%
Spain—0.2%
€400	Autonomous Community of Catalonia, 3.875%, 9/15/15	525,042
300	Junta de Comunidades de Castilla—La Mancha, 4.875%, 3/18/20	376,347

	Total Sovereign Debt Obligations (cost—$839,346)	901,389

U.S. GOVERNMENT AGENCY SECURITIES—0.1%
Fannie Mae—0.0%
$793	3.50%, 1/25/43, CMO, IO (b)	147,822

Ginnie Mae—0.1%
1,923	4.00%, 3/20/42, CMO, IO (b)	311,279

	Total U.S. Government Agency Securities (cost—$504,059)	459,101

SHORT-TERM INVESTMENTS—27.2%
Repurchase Agreements—26.8%
10,300	BNP Paribas Securities Corp., dated 4/30/13, 0.17%, due 5/1/13, proceeds $10,300,049; collateralized by U.S. Treasury Inflation Indexed Notes, 1.25%, due 7/15/20, valued at $10,495,569 including accrued interest	10,300,000
27,700	Citigroup Global Markets, Inc., dated 4/30/13, 0.16%—0.19%, due 5/1/13, proceeds $27,700,128; collateralized by Freddie Mac, 1.02%, due 10/16/17, valued at $5,619,414 and U.S. Treasury Notes, 0.75%, due 10/31/17, valued at $22,655,850 including accrued interest	27,700,000
4,100	Goldman Sachs Group, Inc. (The), dated 4/30/13, 0.18%, due 5/1/13, proceeds $4,100,021; collateralized by Freddie Mac, 4.50%, due 2/1/41, valued at $4,238,614 including accrued interest	4,100,000
10,200	JPMorgan Securities, Inc., dated 4/30/13, 0.17%, due 5/1/13, proceeds $10,200,048; collateralized by U.S. Treasury Notes, 2.125%, due 12/31/15, valued at $10,417,146 including accrued interest	10,200,000
11,100	Morgan Stanley & Co., Inc., dated 4/30/13, 0.18%, due 5/1/13, proceeds $11,100,056; collateralized by U.S. Treasury Bonds, 3.50%, due 2/15/39, valued at $11,299,925 including accrued interest	11,100,000
39,500	Royal Bank of Scotland, dated 4/30/13, 0.16%, due 5/1/13, proceeds $39,500,176; collateralized by U.S. Treasury Notes, 0.125%, due 4/30/15, valued at $40,294,099 including accrued interest	39,500,000
1,950	State Street Bank and Trust Co., dated 4/30/13, 0.01%, due 5/1/13, proceeds $1,950,001; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $1,992,869 including accrued interest	1,950,000

	Total Repurchase Agreements (cost—$104,850,000)	104,850,000

U.S. Treasury Obligations (g)(k)—0.4%
1,310	U.S. Treasury Bills, 0.03%-0.035%, 5/23/13-5/30/13 (cost—$1,309,970)	1,309,970

	Total Short-Term Investments (cost—$106,159,970)	106,159,970

	Total Investments (cost—$355,856,520) (l)—100.0%	$391,703,602

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $60,813,347, representing 15.5% of total investments.

(b)	Illiquid.

(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $6,275,193, representing 1.6% of total investments.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	Restricted. The aggregate acquisition cost of such securities is $18,952,387. The aggregate value is $21,629,706, representing 5.5% of total investments.

(i)	Dividend rate is fixed until the first call date and variable thereafter.

(j)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2013.

(k)	Rates reflect the effective yields at purchase date.

(l)	At April 30, 2013, the cost basis of portfolio securities for federal income tax purposes was $355,856,520. Gross unrealized appreciation was $36,360,856; gross unrealized depreciation was $513,774; and net unrealized appreciation was $35,847,082. There was no difference between book and tax cost.

(m)	Credit default swap agreements outstanding at April 30, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs:
HCA	$1,500	1.35%	9/20/13	3.00%	$14,989	$—	$14,989

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	Interest rate swap agreements outstanding at April 30, 2013:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid	Unrealized Appreciation
Bank of America	$247,000	12/18/22	3-Month USD-LIBOR	2.30%	$1,227,092	$353,222	$873,870
Goldman Sachs	28,000	6/18/18	3-Month USD-LIBOR	1.25%	154,151	5,448	148,703
Morgan Stanley	55,300	7/31/20	3-Month USD-LIBOR	1.85%	443,133	73,591	369,542
Royal Bank of Scotland	216,000	5/29/18	3-Month USD-LIBOR	1.75%	1,564,504	1,040,841	523,663
Royal Bank of Scotland	250,000	12/18/22	3-Month USD-LIBOR	2.30%	1,241,996	503,485	738,511

					$4,630,876	$1,976,587	$2,654,289

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Goldman Sachs (CME)	$20,000	6/19/43	2.75%	3-Month USD-LIBOR	$352,057	$(1,104,844)

(o)	Forward foreign currency contracts outstanding at April 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
36,126,000 British Pound settling 5/2/13	Royal Bank of Scotland	$55,110,213	$56,116,315	$1,006,102
12,788,000 Euro settling 5/2/13	BNP Paribas	16,618,006	16,841,163	223,157
2,240,000 Euro settling 5/2/13	Royal Bank of Scotland	2,923,442	2,949,969	26,527
433,000 Mexican Peso settling 6/27/13	BNP Paribas	35,574	35,499	(75)
Sold:
36,126,000 British Pound settling 5/2/13	HSBC Bank	54,830,598	56,116,315	(1,285,717)
570,000 British Pound settling 6/4/13	HSBC Bank	879,655	885,216	(5,561)
36,126,000 British Pound settling 6/4/13	Royal Bank of Scotland	55,099,050	56,104,069	(1,005,019)
14,968,000 Euro settling 5/2/13	BNP Paribas	19,134,822	19,712,115	(577,293)
12,788,000 Euro settling 6/4/13	BNP Paribas	16,621,613	16,844,603	(222,990)
60,000 Euro settling 5/2/13	JPMorgan Chase	78,583	79,017	(434)
433,000 Mexican Peso settling 5/3/13	BNP Paribas	35,737	35,660	77
7,171,600 Mexican Peso settling 6/27/13	UBS	557,169	587,954	(30,785)

				$(1,872,011)

(p)	At April 30, 2013, the Fund held $4,260,000 in cash as collateral and pledged cash collateral of $1,651,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(q)	The weighted average daily balance of reverse repurchase agreements during the nine months ended April 30, 2013 was $21,848,589, at a weighted average interest rate of 0.67%. There were no open reverse repurchase agreements at April 30, 2013.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the nine months ended April 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at April 30, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 4/30/13
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$—	$1,066,500	$8,560,303	$9,626,803
Banking	—	100,100,866	1,780,642	101,881,508
Electric Utilities	—	862,365	27,444	889,809
All Other	—	58,778,500	—	58,778,500
Mortgage-Backed Securities	—	81,465,035	88,233	81,553,268
Preferred Stock	8,349,469	4,992,011	—	13,341,480
Municipal Bonds	—	10,927,342	—	10,927,342
Asset-Backed Securities	—	7,184,432	—	7,184,432
Sovereign Debt Obligations	—	901,389	—	901,389
U.S. Government Agency Securities	—	459,101	—	459,101
Short-Term Investments	—	106,159,970	—	106,159,970

	8,349,469	372,897,511	10,456,622	391,703,602

Other Financial Instruments* — Assets
Credit Contracts	—	14,989	—	14,989
Foreign Exchange Contracts	—	1,255,863	—	1,255,863
Interest Rate Contracts	—	2,654,289	—	2,654,289

	—	3,925,141	—	3,925,141

Other Financial Instruments* — Liabilities
Foreign Exchange Contracts	—	(3,127,874)	—	(3,127,874)
Interest Rate Contracts	—	(1,104,844)	—	(1,104,844)

	—	(4,232,718)	—	(4,232,718)

Totals	$8,349,469	$372,589,934	$10,456,622	$391,396,025

At April 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended April 30, 2013, was as follows:

	Beginning Balance 7/31/12	Purchases	Sales	Accrued Discount (Premiums)		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation		Transfers into Level 3	Transfers out of Level 3**	Ending Balance 4/30/13
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$4,353,771	$—	$(159,099)		$—	$13,135		$4,352,496	$—	$—	$8,560,303
Banking	—	1,656,284	—		(3,192)	—		127,550	—	—	1,780,642
Electric Utilities	709,500	—	(554,925)	†	21,530	—		(148,661)	—	—	27,444
Mortgage-Backed Securities	136,790	—	—		14,944	(57,823)	††	(5,678)	—	—	88,233
Preferred Stock:
Banking	4,654,320	—	—		—	—		337,691	—	(4,992,011)	—

Totals	$9,854,381	$1,656,284	$(714,024)		$33,282	$(44,688)		$4,663,398	$—	$(4,992,011)	$10,456,622

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2013.

	Ending Balance at 4/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Corporate Bonds & Notes	$4,467,107	Analytical Model	Estimated Recovery Value	$240.00
	1,780,642	Benchmark Pricing	Security Price Reset	MXN 120.12
	27,444	Benchmark Pricing	Security Price Reset	$2.49
	4,093,196	Third-Party Pricing Vendor	Single Broker Quote	$113.25
Mortgage-Backed Securities	88,233	Third-Party Pricing Vendor	Single Broker Quote	$20.35

† Reduction of cost due to corporate action.

†† Relates to paydown shortfall.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from an independent third-party pricing vender became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2013, was $3,773,584.

Glossary:

£—British Pound

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

GO—General Obligation Bond

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

MXN—Mexican Peso

OTC—Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Strategy Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: June 21, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: June 21, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: June 21, 2013